UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2012 (November 7, 2012)

The Hillman Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13293	23-2874736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10590 Hamilton Avenue

Cincinnati, Ohio 45231

(Address of principal executive offices)

Registrant’s telephone number, including area code: 513-851-4900

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 7, 2012, The Hillman Companies, Inc. (“we”, “us”, “our”, “Hillman”, or the “Company”) and The Hillman Group, Inc. (“HGI”), pursuant to their existing Credit Agreement, dated as of May 28, 2010 (as amended by Amendment No. 1 to Credit Agreement dated as of December 22, 2010 and Amendment No. 2 to Credit Agreement dated as of April 18, 2011, as modified by the Joinder Agreement, dated as of November 4, 2011, and as amended by Amendment No. 3 to Credit Agreement, dated as of January 25, 2012, among OHCP HM Acquisition Corp., OHCP HM Merger Sub Corp., Hillman Investment Company, Hillman and HGI, the banks and other lending institutions from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, Issuing Lender and Swingline Lender, the “Credit Agreement”), entered into a Joinder Agreement dated as of November 7, 2012 by and among Barclays Bank PLC, as the New Lender, Hillman, HGI, Barclays Bank PLC, as Administrative Agent and, solely for purposes of Sections 18(a) and 18(b) thereof, each other Credit Party (as defined in the Credit Agreement) party thereto (the “Incremental Facility”). The Incremental Facility increased the aggregate term loan commitments available to HGI under the Credit Agreement by $76.8 million, such that the aggregate principal amount of commitments under the Credit Agreement after giving effect to the Incremental Facility is $420 million ($390 million aggregate principal amount of term loan commitments and up to $30 million aggregate principal amount of revolving commitments). Subject to the conditions precedent to each funding date described in Section 17 of the Incremental Facility, the Company may make two drawings under the Incremental Facility on any business day after November 7, 2012 and prior to April 1, 2013. It is currently expected that the proceeds from the Incremental Facility will be used for general corporate purposes, including the ability to fund permitted acquisitions. The above summary of the Incremental Facility is qualified in its entirety by reference to the complete terms and provisions of the Incremental Facility filed herewith as Exhibit 99.1.

Item 2.03	Creation of a Direct Financial Obligation.

See Item 1.01 of this Form 8-K which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	Joinder Agreement, dated as of November 7, 2012, by and among Barclays Bank PLC, as the New Lender, Hillman, HGI, Barclays Bank PLC, as Administrative Agent and, solely for purposes of Sections 18(a) and 18(b) thereof, each other Credit Party party thereto, pursuant to the Credit Agreement, dated as of May 28, 2010, as amended by Amendment No. 1 to Credit Agreement dated as of December 22, 2010 and Amendment No. 2 to Credit Agreement dated as of April 18, 2011, as modified by the Joinder Agreement, dated as of November 4, 2011, and as amended by Amendment No. 3 to Credit Agreement, dated as of January 25, 2012, among OHCP HM Acquisition Corp., OHCP HM Merger Sub Corp., Hillman Investment Company, Hillman and HGI, the banks and other lending institutions from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, Issuing Lender and Swingline Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE HILLMAN COMPANIES, INC.
(Registrant)

Date: November 9, 2012	By:	/s/ Anthony A. Vasconcellos
	Name:	Anthony A. Vasconcellos
	Title:	Chief Financial Officer

Exhibit Number	Description of Exhibit

99.1	Joinder Agreement, dated as of November 7, 2012, by and among Barclays Bank PLC, as the New Lender, Hillman, HGI, Barclays Bank PLC, as Administrative Agent and, solely for purposes of Sections 18(a) and 18(b) thereof, each other Credit Party party thereto, pursuant to the Credit Agreement, dated as of May 28, 2010, as amended by Amendment No. 1 to Credit Agreement dated as of December 22, 2010 and Amendment No. 2 to Credit Agreement dated as of April 18, 2011, as modified by the Joinder Agreement, dated as of November 4, 2011, and as amended by Amendment No. 3 to Credit Agreement, dated as of January 25, 2012, among OHCP HM Acquisition Corp., OHCP HM Merger Sub Corp., Hillman Investment Company, Hillman and HGI, the banks and other lending institutions from time to time party thereto, and Barclays Bank PLC, as Administrative Agent, Issuing Lender and Swingline Lender.